Leases	12 Months Ended
Sep. 30, 2014
Leases [Abstract]
Leases

14. Leases

Operating leases

The Company leases office and client residential facilities, vehicles and certain office equipment in several locations under operating lease arrangements, which expire at various dates through 2027. In addition to base rents presented below, the majority of the leases require payments for additional expenses such as taxes, maintenance and utilities. Certain of the leases contain renewal options at the Company’s option and some have escalation clauses which are recognized as rent expense on a straight line basis. Total rent expense from continuing operations for fiscal 2014, 2013 and 2012 was $57.7 million, $53.8 million and $48.6 million, respectively.

During fiscal 2012, the Company completed two sale-leaseback transactions under which it sold two properties to unrelated third parties. Net proceeds from these sales were $2.8 million. Concurrent with these sales, the Company entered into agreements to lease the properties back from the purchasers over an initial lease term of seven and ten years, respectively, each with two, five-year renewal options. The Company classified these leases as operating leases, actively uses or plans to actively use the leased properties and considers the lease as normal leaseback for accounting purposes. The Company deferred a $0.1 million gain on these transactions which includes both a current and non-current portion, with the current portion based on the amount that is expected to amortize over the next 12 months. The current and non-current portions are included in Accrued liabilities on the consolidated balance sheets.

In fiscal 1995, the Company entered into an initial five year operating lease agreement for its corporate office with a total expected minimum lease commitment of $2.4 million. The lease has been extended and amended through eleven amendments, and as of September 30, 2014, the Company had total expected minimum lease commitments of $4.8 million over the lease term. The lease expires in 2017 and the Company has the option to extend the lease term. Total rent expense related to this lease was $1.5 million, $1.5 million and $1.5 million for fiscal years 2014, 2013 and 2012, respectively.

Future minimum lease payments for non-cancellable operating leases for the fiscal years ending September 30 are as follows (in thousands):

2015	$52,748
2016	42,739
2017	35,658
2018	25,820
2019	17,936
Thereafter	33,509

$208,410

Capital leases

The Company leases certain facilities under various non-cancellable capital leases that expire at various dates through fiscal 2025. Assets acquired under capital leases with an original cost of $7.8 million and $7.8 million and related accumulated amortization of $2.2 million and $1.6 million are included in property and equipment, net for fiscal 2014 and 2013, respectively. Amortization expense for fiscal years 2014, 2013 and 2012 was $0.6 million, $0.7 million and $0.7 million, respectively.

The following is a schedule of the future minimum lease payments under the capital leases for the fiscal years ending September 30 (in thousands):

2015	$451
2016	497
2017	549
2018	608
2019	675
Thereafter	3,730
Total minimum lease payments	$6,510

Interest expense on capital leases during fiscal years 2014, 2013 and 2012 was $0.7 million, $0.8 million and $0.8 million, respectively.